EXHIBIT 10.14

RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement (this “Agreement”), dated as of January 8, 2020, is entered into by and between Intelligent Buying, Inc., a California corporation (the “Company”), and James Mansour (“Buyer”).

WHEREAS, simultaneously with the execution hereof, Buyer and the Company are entering into an executive consulting agreement (the “Consulting Agreement ”) pursuant to which Buyer will be engaged as a consultant to the Company on the terms contained therein; and

WHEREAS, in conjunction with the relationship evidenced by the Consulting Agreement, the Company has agreed to permit Buyer to purchase certain shares of the Company’s common stock, for the purchase price, and subject to the terms and conditions set forth, herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Purchase and Sale. Subject to the terms and conditions set forth herein, simultaneously with the execution of this Agreement (the “Closing”), the Company shall issue to Buyer, and Buyer shall purchase from the Company, an aggregate amount of 718,403 restricted shares of the Company’s common stock, $0.01 par value per share (the “Shares”), which such Shares shall be issued in accordance with a vesting schedule as set forth below in Section 3. The purchase price for each Share shall be $0.01186 (the “Per Share Purchase Price”), which will result in an aggregate purchase price for all of the Shares of Eight Thousand Five Hundred Twenty Dollars and Twenty-Six Cents ($8,520.26) (the “Purchase Price”).

2.

Closing. Subject to the terms and conditions contained in this Agreement, the purchase and sale of the Shares contemplated hereby shall take place at the Closing on the date hereof (the “Closing Date”) by electronic exchange of executed documents and a wire transfer of the funds comprising the Purchase Price. At the Closing, the Company shall issue to Buyer the Shares, free and clear of all Encumbrances (as defined herein), subject to the terms and conditions of this Agreement and the applicable securities laws and regulations, and Buyer shall deliver to the Company the Purchase Price by wire transfer of immediately available funds to an account designated by the Company.

3.

Vesting; Repurchase Rights; Other.

(a)

Vesting Schedule. 359,201 of the Shares shall vest immediately upon the execution of this Agreement by the parties, and the remaining 359,202 Shares shall vest in 12 equal installments of 29,933 Shares each, on the last day of each fiscal quarter ending after the date hereof (except that the final vesting period shall be one day prior to the third anniversary of the date hereof and shall include all remainder shares such that a total of 718,403 Shares shall have vested), such that all of the Shares shall have vested in full one day before the third anniversary of the date hereof. All vesting is dependent on the continuation of the Buyer’s Business Relationship (as defined below) with the Company on the applicable vesting date as provided herein.  Unvested Shares (as defined below) and Vested Shares are subject to certain transfer restrictions set forth herein.  If the Buyer has continuously maintained a Business Relationship with the Company through the vesting dates specified in this Section 3(a), as reasonably determined in good faith by the Board of Directors of the Company (the “Board”), Unvested Shares shall become Vested Shares (or shall “vest”) on such dates and in an amount equal to that which is set forth in this Section 3(a). Shares that have been so earned by continuity of the Buyer’s Business Relationship with the Company during the applicable period shall be regarded as “Vested Shares” and Shares that have not been so earned by continuity of the Buyer’s Business Relationship with the Company during the applicable period shall be regarded as “Unvested Shares.”  If the Buyer’s Business Relationship with the Company ceases, voluntarily or involuntarily, with or without cause, no Unvested Shares shall become Vested Shares thereafter with respect to the Buyer.  Any determination under this Agreement as to the status of a Business Relationship or other matters referred to above shall be made reasonably and in good faith by the Board of Directors. The Board of Directors, in its discretion, may accelerate any vesting dates or waive any of the requirements for vesting. “Business Relationship” means service to the Company or its successor in the capacity of a consultant, employee, officer or director, as determined by the Board of Directors.

(b)

Termination of Business Relationship. For purposes hereof, the Buyer’s Business Relationship with the Company shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Board of Directors and if such written approval contractually obligates the Company to continue the Buyer’s Business Relationship with the Company after the approved period of absence; in the event of such an approved leave of absence, vesting of Unvested Shares shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Board of Director’s written approval of the leave of absence or other waiver.  For purposes hereof, a termination of the Buyer’s Business Relationship followed by another Business Relationship shall be deemed a termination of the Business Relationship with all vesting to cease unless the Company, with the approval of the Board of Directors, enters into a written agreement related to such other Business Relationship in which it is specifically stated that there is no termination of the Business Relationship under this Agreement. This Agreement shall not be affected by any change of Business Relationship within or among the Company and its subsidiaries so long as the Buyer continuously remains a consultant, employee, officer or director of the Company or any subsidiary of the Company.

(c)

Transfers. The Buyer may not sell, assign, transfer, pledge, hypothecate, gift, mortgage or otherwise encumber or dispose of (“Transfer”) all or any of the Unvested Shares, or

any interest therein, except to the Company (or any successor to the Company) pursuant to this Section 3.

(d)

Repurchase Option.  If Buyer’s Business Relationship with the Company terminates for any reason, the Company shall have an irrevocable, exclusive right and option (the “Unvested Share Purchase Option”) for a period of 120 days from the effective date of such termination (the “Termination Date”) to purchase all or any portion of the Unvested Shares held by Buyer as of Termination Date.  If Buyer’s Business Relationship with the Company is terminated for any reason (including as a result of Buyer’s death or disability) then the purchase price (the “Original Repurchase Price”) of such Unvested Shares (the “Repurchased Unvested Shares”) shall be the lesser of the Per Share Purchase Price applicable to the Unvested Shares and the Fair Market Value (as defined below) of the Unvested Shares. Such sale shall be effected by the delivery by the Escrow Holder (as defined below) to the Company of a certificate or certificates evidencing the Repurchased Unvested Shares, each duly endorsed for transfer to the Company.  Within 120 days following receipt thereof, the Company shall mail a check for the Original Repurchase Price to the Buyer or shall cancel indebtedness owed to the Company by the Buyer by written notice mailed to the Buyer, or both. Upon the mailing of a check in payment of the purchase price in accordance with the terms hereof or cancellation of indebtedness as aforesaid, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name or cancel the number of Unvested Shares being repurchased by the Company.

(e)

Transfer Restrictions; Right of First Refusal.

The Buyer may not at any time Transfer any Vested Shares to any individual, corporation, partnership or other entity that engages in any business activity that is in competition, directly or indirectly, with the products or services being developed, manufactured or sold by the Company.  The determination of whether any proposed transferee engages in any business activity that is in competition with those of the Company shall be made by the Board of Directors in good faith. This prohibition shall be applicable in addition to and separately from the other provisions hereof.

Other than with respect to a Permitted Transfer (as defined below), before any Vested Shares held by Buyer or any transferee of Buyer (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Holder must provide the Company or its assignee(s) with a right of first refusal to purchase the Vested Shares on the terms and conditions set forth in this Section 3(d) (the “Right of First Refusal”) and the Company shall have the right to exercise, or not exercise, the Right of First Refusal, in its sole and absolute discretion. If the Holder would like to Transfer any Vested Shares the Company may either (1) exercise its Right of First Refusal and purchase the Vested Shares as forth in this Section 3(d) or, (2) reject to exercise its Right of First Refusal and permit the Transfer of the Vested Shares to the Proposed Transferee (as defined below). As used herein, the term “Permitted Transfer” shall mean a Transfer of Vested Shares by the Buyer to any spouse, sibling, lineal ancestor or descendant, natural or adopted, or to a trust, including the trust of Buyer’s daughter, or other estate planning entity for the benefit of the Buyer or any of such persons.

The Holder of the Vested Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s intention to sell or otherwise Transfer such Vested Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Vested Shares to be transferred to each Proposed Transferee; (D) the terms and conditions of each proposed sale or Transfer, including (without limitation) the purchase price for such Vested Shares (the “Transfer Purchase Price”); and (E) the Holder’s offer shall offer to the Company or its assignee(s) to purchase the Vested Shares at the Transfer Purchase Price and upon the same terms (or terms as similar as reasonably possible).

At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase any or all of the Vested Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Transfer Purchase Price, provided that if the Transfer Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Transfer Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.

Payment of the Transfer Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times mutually agreed to by the Company (or its assignee(s)) and the Holder.

(f)

Change of Control. Upon the occurrence of an acquisition of a controlling interest in the Company or a change of control of the Company, all Unvested Shares shall automatically vest in full as of immediately prior to such occurrence.

(g)

Fair Market Value.  As used in this Section 3, the term “Fair Market Value” shall mean: (i) if the Unvested Shares are admitted to trading on a national securities exchange, the closing sale price reported on the date immediately preceding the determination date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of stock on such exchange; (ii) if the Unvested Shares are traded in an over-the-counter market, such as OTC Markets, the average of the closing bid and asked prices for such share in such over-the- counter market for the last preceding date on which there was a sale of such share in such market; and (iii) if the Unvested Shares are not so traded, the fair market value as reasonably determined in good faith by the Company’s board of directors, without any discount for a non-controlling interest. Prior to exercising its Unvested Share Purchase Option to repurchase any Unvested Shares, the Company shall provide to Buyer its determination of Fair Market Value of the Unvested Shares, along with reasonable documentation evidencing the basis of its determination. In the event that Buyer does not agree with such determination, and that Buyer and the Company cannot mutually agree upon such valuation, Fair Market Value shall be determined by an independent, third party appraiser, mutually agreed upon by the Company and Buyer, whose fees and expenses shall be borne equally by the Company and Buyer.

(h)

Rights as a Stockholder. Subject to the terms of Section 3(h) of this Agreement, the Buyer shall have the rights of a stockholder with respect to the voting of the Shares and dividends. The Buyer shall be considered the record owner of and shall be entitled to vote the Shares if and to the extent such Shares are entitled to voting rights. The Buyer shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution and provided, further, that any such dividends or other distributions paid on Unvested Shares shall be held in escrow until such time, if ever, as such shares become Vested Shares.

(i)

Escrow of Shares. All Unvested Shares shall be held in escrow by the Company, as escrow holder (“Escrow Holder”).

The Escrow Holder is hereby directed to transfer the Unvested Shares in accordance with this Agreement or instructions signed by both the Buyer and the Company.  If the Company or any assignee exercises its repurchase rights hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the Company or such assignee, shall take all steps necessary to accomplish such transfer. The Buyer hereby grants the Escrow Holder an irrevocable power of attorney coupled with an interest to take any and all actions required to effect such transfer.

The Escrow Holder may act in reliance upon advice of counsel in reference to any matter(s) connected with this Agreement, and shall not be liable for any mistake of fact or error of judgment, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

With respect to any Unvested Shares that become Vested Shares, the Company may, at its option, issue a new certificate for the number of shares which have become Vested Shares and shall deliver such certificate to the Buyer and shall deliver to the Escrow Holder a new certificate for the remaining Unvested Shares in exchange for the certificate then being held by the Escrow Holder.

If, from time to time while the Escrow Holder is holding Unvested Shares, there is any stock dividend, stock split or other change in or respecting such shares, any and all new, substituted or additional securities to which the Buyer is entitled by reason of his or her ownership of the Unvested Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as “Unvested Shares” for purposes of this Agreement and the repurchase rights of the Company.

(j)

Failure to Deliver Shares. If the Buyer (or his or her legal representative) who has become obligated to sell Shares hereunder shall fail to deliver such Shares to the Company in accordance with the terms of this Agreement, the Company may, at its option, in addition to all other remedies it may have, mail to the Buyer the purchase price for such Shares as is herein specified. Thereupon, the Company: (i) shall cancel on its books the certificate or certificates representing such Shares to be sold; and (ii) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company representing such Shares (or cancel such Shares), and thereupon all of such Buyer’s rights in and to such Shares shall terminate.

4.

Representations and Warranties of the Company. The Company hereby represents and warrants to Buyer as follows:

(a)

The Company has all requisite power and authority to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and (assuming due execution and delivery by Buyer) constitutes the Company’s legal, valid and binding obligation, enforceable against the Company in accordance with its terms.

(b)

Upon issuance of the Shares to Buyer, the Shares will be fully and validly issued, and non-assessable, and Buyer will beneficially own the Shares free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (“Encumbrances”), subject to the terms and conditions of this Agreement, including, but not limited to Section 3 of this Agreement; provided, however, that the Shares shall bear a restrictive legend substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

(c)

The execution, delivery and performance by the Company of this Agreement do not conflict with, violate or result in the breach of, or create any Encumbrance on the Shares pursuant to the Company’s organizational documents or any other agreement, instrument, order, judgment, decree, law or governmental regulation to which the Company is a party or is subject or by which the Shares are bound.

(d)

No governmental, administrative or other third party consents or approvals are required by or with respect to the Company in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(e)

There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of the Company, threatened against or by the Company that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(f)

No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

(g)

The Company has determined that the Purchase Price is fair and reasonable and constitutes the fair market value of the Shares. The Company has had access to all necessary financial and other information of any nature required to make the foregoing determination.

5.

Representation and Warranties of Buyer.

(a)

The Buyer represents, warrants and acknowledges that the Buyer: (i) has had an opportunity to ask questions of and receive answers from a Company representative concerning the terms and conditions of this investment; (ii) is acquiring the Shares with the Buyer’s own funds, for the Buyer’s own account for the purpose of investment, and not with a view to any resale or other distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”); (iii) is a sophisticated investor with such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Shares and that the Buyer is able to and must bear the economic risk of the investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act, and therefore, cannot be offered or sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Furthermore, the Company may place legends on any stock certificate representing the Shares with the securities laws and contractual restrictions thereon and issue related stop transfer instructions.

(b)

The Buyer acknowledges and understands that the Shares have not been registered under the Securities Act, nor registered pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions, in reliance on exemptions for private offerings contained in Section 4(2) of the Securities Act and in the laws of such jurisdictions. The Buyer further understands that the Company has no intention and is under no obligation to register the Shares under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply the Buyer with any information necessary to enable the Buyer to make routine sales of the Shares under Rule 144 or any other rule of the Securities and Exchange Commission.

(c)

Buyer further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Buyer further acknowledges and understands that the Company is under no obligation to register the securities.

(d)

Buyer is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Buyer understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 5(d), Buyer acknowledges and agrees to the restrictions set forth in Section 5(e) below.

(e)

Buyer further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f)

Buyer understands that Buyer may suffer adverse tax consequences as a result of Buyer’s purchase or disposition of the Shares. Buyer represents that Buyer has consulted any tax consultants Buyer deems advisable in connection with the purchase or disposition of the Shares and that Buyer is not relying on the Company for any tax advice.

(g)

Buyer has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and (assuming due execution and delivery by the Company) this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

(h)

Buyer is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that the Shares are not registered under the Securities Act of 1933, as amended, or any state securities laws, and that the Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.  Buyer further acknowledges that the Shares shall bear a restrictive legend as set forth in Section 4(b) herein.

(i)

The Buyer understands that the Securities are being offered and sold to him in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(j)

Accredited Investor Status . The Buyer is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D of the 1933 Act.

(k)

No governmental, administrative or other third party consents or approvals are required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(l)

There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of Buyer, threatened against or by Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(m)

No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

6.

Survival. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closing hereunder.

7.

Indemnification. The Company shall indemnify Buyer and hold Buyer harmless against and in respect of any and all losses, liabilities, damages, obligations, claims, Encumbrances, costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by Buyer resulting from any breach of any representation, warranty, covenant or agreement made by the Company herein. Buyer shall indemnify the Company and hold the Company harmless against and in respect of any and all losses, liabilities, damages, obligations, claims, encumbrances, costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by the Company resulting from any breach of any representation, warranty, covenant or agreement made by Buyer herein.

8.

83(b) Election. Buyer acknowledges that the issuance of the Shares pursuant to this Agreement may have federal and state income tax consequences. If Buyer makes a Section 83(b) election pursuant to Treasury Regulation 1.83-2 with respect to any Shares, Buyer hereby covenants and agrees to furnish the Company within thirty (30) days after the date hereof a copy of the election form filed and with evidence that such election has been filed in a timely manner. Buyer acknowledges that it is the sole responsibility of Buyer, and not the Company, to file a timely election under Section 83(b) of the Code even if Buyer requests the Company or its representatives to make such filing on behalf of Buyer.

9.

Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

10.

Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

11.

Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the Company at: Intelligent Buying, Inc., 400 Seventh Avenue, Brooklyn, NY 11215, Attn: President, with a copy (which shall not constitute notice) to Costaldo Law Group P.C., 30 Wall Street, 8th Floor, New York, NY 10005, Attn: Evan J. Costaldo, Esq., and to Buyer at 11 Sylvia Street, Newburgh, New York 12550. All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), facsimile or e-mail of a PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving party, and (b) if the party giving the Notice has complied with the requirements of this section.

12.

Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

13.

Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed.

14.

Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

15.

Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

16.

Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

17.

Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of New York, in each case located in the city of New York and County of Kings, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to  such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

18.

Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

COMPANY:

INTELLIGENT BUYING, INC.

By:
Name:	PHILIP ROMANZI
Title:	Pres.

BUYER:

By:

Name:	James Mansour

[Signature Page to Restricted Stock Purchase Agreement]